PARTICIPATION AGREEMENT

	AGREEMENT, made as of
the 30th day of April, 2013, between
The United States Life  Insurance
Company in the City of New
York(the "Company", a life insurance
company organized under the laws of
the State of New York, on behalf of
itself and on behalf of the Variable
Separate Accounts and/or Separate
Accounts (hereinafter referred to as
"Separate Accounts") as set forth on
Appendix A and Seasons Series
Trust (the "Trust"), an open-end
management investment company
established pursuant to the laws of the
Commonwealth of Massachusetts
under a Declaration of Trust dated
October 10, 1995 and filed October
11, 1995, which is composed of
multiple investment series
("Portfolios").

	WITNESSETH:

   	WHEREAS, the Company, by
resolution, has established the
Separate Accounts on its books of
account for the purpose of funding
certain variable annuity contracts and
variable life insurance policies
(collectively with other contracts and
policies that may be funded through
the Trust, "Contracts") issued or
underwritten by it; and

	WHEREAS, the Separate
Accounts are divided into various
subaccounts or portfolios
("Divisions") under which the
income, gains and losses, whether or
not realized, from assets allocated to
each such Division are, in accordance
with the applicable variable annuity
contracts and variable life insurance
policies, credited to or charged against such Division without regard to any income, gains or losses of other
Divisions or separate accounts of the
Company; and

    	WHEREAS, the Separate
Accounts are registered with the U.S.
Securities and Exchange Commission
("SEC") as a unit investment trust
under the Investment Company Act of
1940 ("1940 Act"); and

   	WHEREAS, the Trust, a
registered, open-end, diversified
management investment company, is
divided into various Portfolios, each
Portfolio being subject to separate
investment objectives and restrictions;
and

   	WHEREAS, the Separate
Accounts desire to purchase shares of
Portfolios of the Trust in connection
with the issuance of the Contracts
which are listed in Appendix B and as
may be amended from time to time;
and

   	WHEREAS, the Trust agrees
to make shares of certain of its
Portfolios available to serve as
underlying investment media for the
corresponding Divisions of the
Separate Accounts; and

      WHEREAS, AMERICAN
GENERAL EQUITY SERVICES
CORPORATION ("Distributor"),
which serves as the distributor for the
Contracts funded in the Separate
Accounts pursuant to an agreement
with the Company on behalf of itself
and the Separate Accounts is a broker-
dealer registered as such under the
Securities Exchange Act of 1934
("1934 Act") and a member of the
Financial Industry Regulatory
Authority ("FINRA"), formerly
known as National Association of
Securities Dealers, Inc.;

	NOW, THEREFORE, in
consideration of the foregoing and of
the mutual covenants and conditions
set forth herein and for other good and
valuable consideration, the Company
(on behalf of itself and the Separate
Accounts) and the Trust hereby agree
as follows:

	1.	The Contracts funded
by the Separate Accounts will provide
for the allocation of net amounts
among certain Divisions of the
Separate Accounts for investment in
the shares of the portfolios of the
Trust underlying each such Division.
The selection of a particular Division
is to be made (and such selection may
be changed) in accordance with the
terms of the applicable Contract.

	2.	No representation is
made as to the number or amount of
such Contracts to be sold.  The
Company, pursuant to its agreement
with Distributor, will make reasonable
efforts to market those Contracts it
determines from time to time to offer
for sale and, although it is not required to offer for sale new Contracts, the Company will accept payments and otherwise service existing Contracts funded in the Separate Accounts.

	3.	Trust shares to be
made available to the respective
Divisions of the Separate Accounts
shall be sold by each of the respective
Portfolios of the Trust and purchased
by the Company for that Division at
the net asset value next computed
after receipt of each order, as
established in accordance with the
provisions of the then current
prospectus of the Trust.  Shares of a
particular Portfolio of the Trust shall
be ordered in such quantities and at
such times as determined by the
Company to be necessary to meet the
requirements of those Contracts
having amounts allocated to the
Division for which the Trust Portfolio
shares serve as the underlying
investment medium.  Orders and
payments for shares purchased will be
sent promptly to the Trust and will be
made payable in the manner
established from time to time by the
Trust for the receipt of such payments.
The Trust reserves the right to delay
transfer of its shares until the payment check has cleared. The Trust has the obligation to insure that its shares to be made available to the appropriate
Division(s) under the Contracts are
registered at all times under the
Securities Act of 1933 ("1933 Act").
Notwithstanding the foregoing, and
subject to the termination obligations
in Paragraph 20, the Board of
Trustees (the "Board") may refuse to
sell shares of any Portfolio to the
Company or suspend or terminate
the offering of such shares if such
action is required by law or by
regulatory authorities having
jurisdiction or is, in the sole
discretion of the Board acting in
good faith and in light of its
fiduciary duties, necessary in the best
interests of the shareholders of such
Portfolio.

	4.	The Trust will redeem
the shares of the various Portfolios
when requested by the Company on
behalf of the corresponding Division
of the Separate Accounts at the net
asset value next computed after
receipt of each request for
redemption, as established in
accordance with the provisions of the
then current prospectus of the Trust.
The Trust will make payment in the
manner established from time to time
by the Trust for the receipt of such
redemption requests, but in no event
shall payment be delayed for a greater
period than is permitted by the 1940
Act.

	5.	Transfer of the Trust's
shares will be by book entry only.  No
stock certificates will be issued to the Separate Accounts. Shares ordered from a particular Portfolio to the Trust will be recorded in an appropriate title for the corresponding Division of the Separate Accounts.

	6.	The Trust shall furnish
notice promptly to the Company any
dividend or distribution payable on its
shares which are subject to this
Agreement.  All of such dividends
and distributions as are payable on
each of the Portfolio shares in the title for the corresponding Division of the Separate Accounts shall be automatically reinvested in additional shares of that Portfolio of the Trust.
The Trust shall notify the Company of
the number of shares so issued.

	7.	The Trust will use its
best efforts to comply with the
diversification requirements for
variable annuity, endowment or life
insurance contracts set forth in
Section 817(h) of the Internal
Revenue Code, and the rules and
regulations thereunder, including
without limitation Treasury
Regulation 1.817-5.  Upon having
reasonable basis for believing any
Portfolio has ceased to comply and
will not be able to comply within the
grace period afforded by Regulation
1.817-5, the Trust will notify the
Company immediately and will take
all reasonable steps to adequately
diversify the Portfolio to achieve
compliance.
	8.	All expenses incident
to the performance of the Trust under
this Agreement shall be paid by the
Trust.  The Trust shall ensure that all
of its shares which are subject to this
Agreement are registered and
authorized for issue in accordance
with applicable federal and state laws
prior to their purchase by the Separate
Accounts.  The Company agrees to
distribute the Trust's prospectuses,
proxy materials and reports to
Contract owners and prospective
Contract owners, as applicable; but
the Company shall bear none of the
expenses for the cost of registration of the Trust's shares, preparation of the Trust's prospectuses, proxy materials and reports, the distribution of such items to Contract owners, the preparation of all statements and notices required by any federal or state law or any taxes on the issue or transfer of the Trust's shares subject to this Agreement, except to the extent such costs are related to the marketing of the Contracts.

	9.	The Company
represents and warrants that the
Contracts are or will be registered
under the 1933 Act or are exempt
from or not subject to registration
thereunder, and that the Contracts
will be issued, sold, and distributed
in compliance in all material respects
with all state and federal laws,
including without limitation the 1933
Act, the 1934 Act, and the 1940 Act,
to the extent applicable.  The
Company further represents and
warrants that it is an insurance
company duly organized and in good
standing under applicable law and
that it has legally and validly
established each of the Separate
Accounts as a segregated asset
account under applicable law and has
registered or, prior to any issuance or
sale of the Contracts, will register the Separate Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Contracts, and that it will maintain such registration for so long as any Contracts are outstanding.
The Company shall amend the
registration statements under the
1933 Act for the Contracts and the
registration statements under the
1940 Act for the Separate Accounts
from time to time as required in
order to effect the continuous
offering of the Contracts or as may
otherwise be required by applicable
law.  The Company shall register and
qualify Contracts for sales in
accordance with the securities laws
of the various states only if and to
the extent deemed necessary by the
Company.

	10.	The Company
represents and warrants that the
Contracts are currently and at the
time of issuance will be treated as
life insurance, or annuity contracts
under applicable provisions of the
Internal Revenue Code of 1986, as
amended (the "Code"), that it will
maintain such treatment and that it
will notify the Trust immediately
upon having a reasonable basis for
believing that the Contracts have
ceased to be so treated or that they
might not be so treated in the future.

	11.	The Company
represents and warrants that the
underwriter for the Contracts is a
member in good standing of FINRA
and is a registered broker-dealer with
the SEC.  The Company represents
and warrants that the Company and
its underwriter will sell and
distribute such policies in accordance
in all material respects with state and
federal securities laws, including
without limitation the 1933 Act, the
1934 Act, and the 1940 Act, to the
extent applicable.
	12.	The Company, either
directly or through Distributor, shall
make no representations concerning
the Trust's shares which are subject to
this Agreement other than those
contained in the then current
prospectus of the Trust and in printed
information subsequently issued by
the Trust as supplemental to such
prospectus.

	13.	The Company shall
provide pass-through voting privileges
to all variable Contract owners so
long as the SEC continues to interpret
the 1940 Act to require pass-through
voting privileges for variable Contract
owners.  The Company will vote
shares for which it has not received
voting instructions in the same
proportion as it votes shares for which
it has received instructions among
each of the Separate Accounts.

	14.	The Company and the
Trust acknowledge that in the future,
the Trust's shares may become
available for investment by separate
accounts of other insurance
companies, which may or may not be
affiliated persons (as that term is
defined in the 1940 Act) of the
Company (collectively with the
Company, "Participating Insurers").
In such event, (a) the Trust shall
undertake that its Board will monitor
the Trust for the existence of material
irreconcilable conflicts that may arise
between the contract owners of
Participating Insurers, for the purpose
of identifying and remedying any
such conflict and (b) Paragraphs 15,
16 and 17 shall apply.  In discharging
its responsibilities under Paragraphs
15, 16 and 17 hereinafter, the
Company will cooperate and
coordinate, to the extent necessary,
with the Board and with other
Participating Insurers.  The Trust
agrees that it will require, as a
condition to participation, that all
Participating Insurers shall have
obligations and responsibilities
regarding conflicts of interest
corresponding to those that are agreed
to herein by the Company pursuant to
such Paragraphs 15, 16 and 17 and
pursuant to this Paragraph 14.

	15.	Upon request by the
Board, the Company will report to the
Board any potential or existing
conflicts of which it is or becomes
aware between any of its Contract
owners or between any of its Contract
owners and contract owners of other
Participating Insurers.  The Company
will be responsible for assisting the
Board in carrying out its
responsibilities to identify material
conflicts by providing the Board with
all information available to it that is
reasonably necessary for the Board to
consider any issues raised, including
information as to a decision by the
Company to disregard voting
instructions of its Contract owners.

	16.	The Board's
determination of the existence of an
irreconcilable material conflict and its implications shall be made known promptly by it to the Company and other Participating Insurers. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance tax, or securities laws or regulations, or a public ruling, private letter ruling, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners or by contract owners of different
Participating Insurers; or (f) a decision by a Participating Insurer to disregard the voting instructions of variable contract owners.

	17.	If it is determined by
a majority of the Board or a majority
of its disinterested Trustees that a
material irreconcilable conflict exists
that affects the interests of the
Company Contract owners, the
Company shall, in cooperation with
other Participating Insurers whose
contract owners' interests are also
affected by the conflict, take
whatever steps are necessary to
remedy or eliminate the
irreconcilable material conflict,
which steps could include:  (a)
withdrawing the assets allocable to
the Separate Accounts from the Trust
or any portfolio and reinvesting such
assets in a different investment
medium, including another Portfolio
of the Trust, or submitting the
question of whether such segregation
should be implemented to a vote of
all affected contract owners and, as
appropriate, segregating the assets of
any particular group (e.g., annuity
contract owners or life insurance
contract owners) that votes in favor
of such segregation, or offering to
the affected contract owners of the
option of making such a change; and
(b) establishing a new registered
management investment company or
managed separate account.  The
Company shall take such steps at its
expense if the conflict affects solely
the interests of the owners of the
Company Contracts, but shall bear
only its equitable portion of any such
expense if the conflict also affects
the interest of the contract owners of
one or more Participating Insurers
other than the Company, provided,
that this sentence shall not be
construed to require the Trust to bear
any portion of such expense.  If a
material irreconcilable conflict arises
because of the Company's decision
to disregard Contract owner voting
instructions and that decision
represents a minority position or
would preclude a majority vote, the
Company may be required, at Trust's
election, to withdraw the Separate
Accounts' investment in the Trust,
and no charge or penalty will be
imposed against the Separate
Accounts as a result of such a
withdrawal.  The Company agrees to
take such remedial action as may be
required under this Paragraph 17
with a view only to the interests of
its Contract owners.  For purposes of
this Paragraph 17, a majority of the
disinterested members of the Board
shall determine whether or not any
proposed action adequately remedies
any irreconcilable conflict, but in no
event will Trust be required to
establish a new funding medium for
any variable contracts.  The
Company shall not be required by
this Paragraph 17 to establish a new
funding medium for any variable
contract if an offer to do so has been
declined by vote of a majority of
affected contract owners.

      18.1	The Company agrees
to indemnify and hold harmless the
Trust and each of its Trustees,
officers, employees and agents and
each person, if any, who controls the
Trust within the meaning of Section
15 of the 1933 Act, (an "Indemnified
Party" or collectively the
"Indemnified Parties" for purposes
of this Paragraph 18.1) against any
and all losses, claims, damages,
liabilities (including amounts paid in
settlement with the written consent
of the Company) or expenses
(including the reasonable costs of
investigating or defending any
alleged  loss, claim, damage, liability
or expense and reasonable legal
counsel fees incurred in connection
therewith) (collectively, "Losses"),
to which such Indemnified Parties
may become subject under any
statute or regulation, or common law
or otherwise, insofar as such Losses:

(a)	arise out of or are
based upon any
untrue statements or
alleged untrue
statements of any
material fact
contained in a
registration statement
or prospectus for the
Contracts or in the
Contracts or sales
literature generated or
approved by the
Company on behalf of
the Contracts or
Separate Accounts (or
any amendment or
supplement to any of
the foregoing)
(collectively, the
"Company's
documents" for the
purposes of this
Paragraph 18.1), or
arise out of or are
based upon the
omission or the
alleged omission to
state therein a
material fact required
to be stated therein or
necessary to make the
statements therein not
misleading, provided
that this indemnity
shall not apply as to
any Indemnified Party
if such statement or
omission or such
alleged statement or
omission was made in
reliance upon and was
accurately derived
from written
information furnished
to the Company by or
on behalf of the Trust
for use in the
Company's
documents or
otherwise for use in
connection with the
sale of the Contracts
or shares; or

(b)	arise out of or result
from statements or
representations (other
than statements or
representations
contained in and
accurately derived
from the Trust's
documents, as defined
in Paragraph 18.2 (a)
below) or wrongful
conduct of the
Company or persons
under its control, with
respect to the sale or
acquisition of the
Contracts or shares;
or

(c)	arise out of or result
from any untrue
statement or alleged
untrue statement of a
material fact
contained in the
Trust's documents or
the omission or
alleged omission to
state therein a
material fact required
to be stated therein or
necessary to make the
statements therein not
misleading if such
statement or omission
was made in reliance
upon and accurately
derived from written
information furnished
to the Trust by or on
behalf of the
Company; or

(d)	arise out of or result
from any failure by
the Company to
provide the services
or furnish the
materials required
under the terms of this
Agreement provided
the Trust furnished
the Company written
notice of such failure
and the Company did
not cure such failure
within a reasonable
period after receipt of
such notice; or

(e)	arise out of or result
from any material
breach of any
representation and/or
warranty made by the
Company in this
Agreement or arise
out of or result from
any other material
breach of this
Agreement by the
Company.

	18.2	The Trust agrees to
indemnify and hold harmless the
Company, the Separate Accounts
and each of its directors, officers,
employees and agents and each
person, if any, who controls the
Company within the meaning of
Section 15 of the 1933 Act (an
"Indemnified Party" or collectively,
the "Indemnified Parties" for
purposes of this Paragraph 18.2)
against any and all losses, claims,
damages, liabilities (including
amounts paid in settlement with the
written consent of the Trust) or
expenses (including the reasonable
costs of investigating or defending
any alleged loss, claim, damage
liability or expense and reasonable
legal counsel fees incurred in
connection therewith) (collectively,
"Losses"), to which such
Indemnified Parties may become
subject under any statute or
regulation, or at common law or
otherwise, insofar as such Losses:

(a)	arise out of or are
based upon any
untrue statements or
alleged untrue
statements of any
material fact
contained in the
registration statement
or prospectus for the
Trust or in sales
literature generated or
approved by the Trust
(or any amendment or
supplement to any of
the foregoing),
(collectively, the
"Trust's documents"
for the purposes of
this Paragraph 18.2),
or arise out of or are
based upon the
omission or the
alleged omission to
state therein a
material fact required
to be stated therein or
necessary to make the
statements therein not
misleading, provided
that this indemnity
shall not apply as to
any Indemnified Party
if such statement or
omission or such
alleged statement or
omission was made in
reliance upon and was
accurately derived
from written
information furnished
to the Trust by or on
behalf of the
Company for use in
the Trust's documents
or otherwise for use in
connection with the
sale of the Contracts
or shares; or

(b)	arise out of or result
from statements or
representations (other
than statements or
representations
contained in and
accurately derived
from the Company's
documents) or
wrongful conduct of
the Trust or persons
under its control, with
respect to the sale or
acquisition of the
Contracts or shares;
or

(c)	arise out of or result
from any untrue
statement or alleged
untrue statement of
material fact
contained in the
Company's
documents or the
omission or alleged
omission to state
therein or necessary
to make the
statements therein not
misleading if such
statement or omission
was made in reliance
upon and accurately
derived from written
information furnished
to the Company by or
on behalf of the Trust;
or

(d)	arise out of result
from any failure by
the Trust to provide
the services or furnish
the materials required
under the terms of this
Agreement provided
the Company
furnished the Trust
written notice of such
failure and the Trust
did not cure such
failure within a
reasonable period
after receipt of such
notice; or

(e)	arise out of or result
from any material
breach of any
representation and/or
warranty made by the
Trust in this
Agreement or arise
out of or result from
any other material
breach of this
Agreement by the
Trust.

      18.3	Except as otherwise
set forth in Paragraph 18.1 and 18.2,
neither the Company nor the Trust
shall be liable under the
indemnification provisions of
Paragraph 18.1 or 18.2, as
applicable, with respect to any
Losses incurred or assessed against
any Indemnified Party to the extent
such Losses arise out of or result
from such Indemnified Party's
willful misfeasance, bad faith or
gross negligence in the performance
of such Indemnified Party's duties or
by reason of such Indemnified
Party's reckless disregard of
obligations or duties under this
Agreement.

      18.4	Neither the Company
nor the Trust shall be liable under the
indemnification provisions of
Paragraph 18.1 or 18.2, as
applicable, with respect to any claim
made against an Indemnified Party
unless such Indemnified Party shall
have notified the party against whom
indemnification is sought in writing
within a reasonable time after the
summons, or other first written
notification, giving information of
the nature of the claim served upon
or otherwise received by such
Indemnified Party (or after such
Indemnified Party shall have
received notice of service upon or
the notification to any designated
agent), but failure to notify the party
against whom indemnification is
sought of any such claim shall not
relieve that party from any liability
that it may have to the Indemnified
Party in the absence of Paragraphs
18.1 and 18.2.

	18.5	In case any such
action is brought against an
Indemnified Party, the indemnifying
party shall be entitled to participate,
at its own expense, in the defense of
such action.  The indemnifying party
also shall be entitled to assume, at its own expense, the defense thereof, with counsel reasonably satisfactory to the party named in the action.
After notice from the indemnifying
party to the Indemnified Party of an
election to assume such defense, the
Indemnified Party shall bear the fees
and expenses of any additional
counsel retained by the Indemnified
Party, and the indemnifying party
will not be liable to the Indemnified
Party under this Agreement for any
legal or other expenses subsequently
incurred by such Indemnified Party
independently in connection with the
defense thereof other than reasonable
costs of investigation.

	18.6	Each party agrees to
promptly notify the other party of the
commencement of any litigation or
proceedings against it or any of its
officers or directors to which the
foregoing provisions may apply.

	19.	This Agreement shall
terminate:

(a)	at the option of the
Company or the Trust
upon six (6) months'
advance written notice
to all other parties to
this Agreement; or

(b)	at the option of the
Company if any of the
Trust's shares are not
reasonably available to
meet the requirements
of the Contracts
funded in the Separate
Accounts as
determined by the
Company; or

(c)	at the option of the
Company upon
institution of formal
proceedings against
the Trust by the SEC;
or

(d)	in the event the Trust's
shares are not
registered, issued or
sold in accordance
with applicable state
and/or federal law or
such law precludes the
use of such shares as
the underlying
investment medium of
the Contracts funded
in the Separate
Accounts; or

(e)	upon the vote of
Contract owners
having an interest in a
particular Division of
the Separate Accounts
or order of he SEC to
substitute the shares of
another investment
company for the
corresponding Trust
Portfolio shares in
accordance with the
terms of the Contracts
for which those Trust
shares had been
selected to serve as the
underlying investment
medium, with thirty
(30) days' advance
written notice
furnished by the
Company to the Trust
of the date of the
proposed action to
replace the Trust's
shares; or

(f)	with respect to any
Portfolio, upon its
liquidation, provided
the Trust provides the
Company with six (6)
months' advance
written notice prior to
the date of  such
liquidation; or

(g)	at the option of either
party to this
Agreement, upon the
other party's material
breach of any
provision of this
Agreement, which
material breach is not
cured within thirty
(30) days of receipt of
written notice of intent
to terminate this
Agreement under this
provision, provided
that the Agreement
will terminate ninety
(90) days after first
notice of breach is
given.

Prompt notice shall be
given by each party to all
other parties in the event
that the conditions stated
in subparagraphs (b), (c),
or (d) of this Paragraph 19
should occur and the
Company and the Trust
shall take appropriate
steps to transition affected
Contract owners to an
appropriate investment
medium, as may be
mutually agreed by the
Company and the Trust,
each making reasonable
good faith efforts to reach
such agreement.

Where the conditions
requiring or permitting
termination apply to fewer
than all the Portfolios of
the Trust, this Agreement
may be terminated with
respect to one or more
individual Portfolios, as
appropriate, without
causing the termination of
this Agreement with
respect to the remaining
Portfolios.

	20.	Obligations Related to
Termination.
(a)	If the Agreement is
terminated because of
a material breach on
the part of the
Company or because
of the liquidation of a
Portfolio, the Trust
may redeem the
Portfolio shares held
by the Separate
Accounts on the
effective date of
termination of this
Agreement.
(b)	In the case of a
liquidation of a
Portfolio by the Trust,
the Trust will provide
not less than six (6)
months' advance
written notice to the
Company of the date
of such liquidation,
and, during the time
prior to liquidation,
the Trust will
cooperate reasonably
with the Company in
effecting a transfer of
assets to another
underlying trust
pursuant to either an
exchange offer, an
order issued by the
SEC permitting
substitution
("Substitution
Order"), a no-action
letter issued by the
SEC, or other legal
and appropriate
means.
(c)	If the Agreement is
terminated with
respect to any
Portfolio for any
reason except as
contemplated by
subparagraph (a) of
this Paragraph 20, the
Trust shall, at the
Company's option
and pursuant to the
terms and conditions
of this Agreement,
continue to make
available additional
shares of such
Portfolio and redeem
shares of such
Portfolio for any or all
Contracts existing on
the effective date of
termination of this
Agreement, provided
that such further sales
are not prohibited by
law, regulation, action
by applicable
regulatory body, or
action by the Board.
(d)	If the Trust terminates
this Agreement for
any reason other than
a material breach on
the part of the
Company, or if the
Company terminates
this Agreement
because of a material
breach on the part of
the Trust or because
the Trust's sale of its
shares is not in
accordance with
applicable federal
law, the Trust shall
reimburse the
Company for its
expenses in effecting
a substitution of other
securities for shares
of any Portfolio
affected by such
termination.  For
purposes of this
subparagraph 20(d),
such expenses shall
include the cost
incurred in the
preparation and filing
of any necessary
application with the
SEC under Section
26(c) of the 1940 Act
to obtain a
Substitution Order
from the SEC or such
other legal and
appropriate means of
replacing the
Portfolio, the cost of
providing notices to
Contract owners, and
the cost of any
brokerage expenses of
a Portfolio and a
replacement trust that
the Company would
be required to bear in
connection with such
substitution or such
other means, provided
that reimbursement of
the Company by the
Trust for such
expenses is consistent
with the terms of the
Substitution Order
and any other
outstanding and
effective orders issued
by the SEC to the
Trust or the Company
or any of their
predecessors or
affiliates to permit
operations of the
Trust or operations of
the Company in
conjunction with the
Trust or such other
means.
	21.	Notwithstanding any
other provisions of this Agreement,
the obligations of the Trust hereunder
are not personally binding upon any
of the trustees, shareholders, officers, employees or agents of the Trust;
resort in satisfaction of such
obligations shall be had only to the
assets and property of the Trust and
not to the private property of any of
such Trust's trustees, shareholders,
officers, employees or agents.

      22.	This Agreement may
not be assigned by any party hereto
without the prior written consent of
the other parties.
	23.	This Agreement shall
be construed in accordance with the
laws of the State of New York.

	24.	The Trust on behalf of
one or more Portfolios will provide
the Company upon its request with
copies of summary prospectuses and
supplements thereto in the same
manner and at the same time that the
Trust provides the Company with
statutory prospectuses.  The Trust
represents and warrants that the
summary prospectuses and any
supplements provided thereto will
comply with the requirements of Rule
498 of the 1933 Act ("Rule 498")
applicable to its Portfolios.  The
Company represents and warrants that
its use of the summary prospectuses
and supplements, its website, and the
manner and procedures related to its
hosting of the summary prospectuses
and supplements on its website will at
all times comply with the
requirements of Rule 498.  The Trust,
at its sole cost and expense, shall
provide the Company with summary
prospectuses containing the
appropriate hyperlinks required by
Rule 498 and such other
documentation that may be required
by Rule 498.  The Company, at its
sole cost and expense, shall host the
summary prospectuses and
supplements thereto as well as any
other required documentation on its
website.  The Company shall provide
the Trust with the website URL(s) that
will serve as the hyperlinks within the
summary prospectus and other
required documentation and the
Company shall be responsible for
maintaining the required documents at
such website URLs for the requisite
period set forth in Rule 498.  The
Trust may require the Company to
terminate the use of the summary
prospectuses by providing the
Company with at least one hundred
and thirty-five (135) days' prior
written notice.  The Trust agrees that
the Company is not required to
distribute the summary prospectuses
to its Contract owners and that any
use will be in the discretion of the
Company.  The Company shall
provide the Trust with at least thirty
(30) days' prior written notice of its
intended use of the summary
prospectuses and at least sixty (60)
days' prior written notice of its intent to terminate use of the summary prospectuses.

25.	It is anticipated that
American General
Equity Services
Corporation which
serves
as the distributor for the Contracts
funded in the Separate Accounts will
be merging with and into
SunAmerica Capital Services, Inc.
("SACS"), the surviving company
and also an affiliate of the Company,
by no later than on or about April 30,
2013 (the "Merger").  In
contemplation of this Merger, it is
affirmed and acknowledged that
upon occurrence of such event, the
distributor for the Contracts funded
in the Separate Accounts shall
change to SACS without further
action on the part of any parties to
this Agreement.


IN WITNESS WHEREOF, the parties
hereto have executed this Agreement
as of the date first above written.


T
H
E

U
N
I
T
E
D

S
T
A
T
E
S

L
I
F
E

I
N
S
U
R
A
N
C
E

C
O
M
P
A
N
Y

I
N

T
H
E

C
I
T
Y

O
F

N
E
W

Y
O
R
K
,
o
n

b
e
h
a
l
f

o
f

i
t
s
e
l
f

a
n
d

o
n

b
e
h
a
l
f

o
f

t
h
e

S
e
p
a
r
a
t
e

A
c
c
o
u
n
t
s

s
e
t

f
o
r
t
h

o
n

A
p
p
e
n
d
i
x

A



	By:


______
______
______
______
______
_____


Rodne
y E.
Rishel


Senior
Vice
Preside
nt

					SEASONS SERIES TRUST


	By:

	________________________
__________

	Nori L. Gabert

	Vice President & Secretary



Appendix A

Separate Account USL VL-R



Appendix B

Income Advantage Select VUL
Protection Advantage Select VUL



This list of contracts may be amended
from time to time at the Company's
discretion.




	- 35 -